Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environemental Liabilities (Environmental Liabilities) (Details) - USD ($)
$ in Millions
	Dec. 31, 2015	Dec. 31, 2014
Environmental Remediation Obligations [Abstract]
Current	$ 42	$ 41
Non-current	326	360
Total environmental liabilities	$ 368	$ 401